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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      OCTOBER 12, 1999
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                           ARIAD PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                              0-21696                    22-3106987
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(State or other                     (Commission                 (IRS Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)


26 LANDSDOWNE STREET, CAMBRIDGE, MASSACHUSETTS                     02139
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code:  (617) 494-0400
                                                          -------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS

1. On October 12, 1999, ARIAD Pharmaceuticals, Inc. (the "REGISTRANT") announced that it had entered into a letter of intent (the "LETTER OF INTENT") with Hoechst Marion Roussel, Inc. ("HMR"), pursuant to which HMR confirmed its intention to purchase the Registrant's 50% ownership interest (the "ARIAD INTEREST") in the Hoechst-ARIAD Genomics Center, LLC, a joint venture that was created in 1997. Under the terms outlined in the Letter of Intent, the Registrant shall receive the following consideration from HMR for the ARIAD
Interest: (i) $40 million in cash, of which $5 million has been advanced to the Registrant as a down payment, (ii) the return of 3,004,436 shares of series B convertible preferred stock, (iii) the forgiveness by HMR of all long-term debt, including accrued interest, which as of September 30, 1999 was approximately $1,828,000, and (iv) the rights to compounds and related technologies resulting from a collaboration on the development of Src tyrosine kinase inhibitors. The purchase and sale of the ARIAD Interest is subject to the negotiation and execution of definitive documentation and the satisfaction of closing conditions, including approval under the Hart-Scott-Rodino Anti-Trust Improvement Act of 1976. A copy of the press release disclosing the sale of the ARIAD Interest is filed herewith as Exhibit 99.1.

2. On October 28, 1999, the Registrant announced that it had entered into an agreement with Brown Simpson Strategic Growth Fund, Ltd. and Brown Simpson Strategic Growth Fund, L.P. (individually, a "FUND", and collectively, the "FUNDS") to repurchase (the "REPURCHASE") an aggregate of 2,000 shares of series C convertible preferred stock (the "SERIES C STOCK") held by the Funds and other rights for an aggregate purchase price of $3,250,000, subject to adjustment under certain circumstances. The closing of the Repurchase is presently expected to occur on or before December 31, 1999, subject to the satisfaction of closing conditions. In connection with the Repurchase, each of the Funds has agreed to forbear during the time prior to the closing from exercising certain rights arising under the Securities Purchase Agreement dated November 9, 1998 (the "SECURITIES PURCHASE AGREEMENT"), the Registration Rights Agreement dated November 9, 1998, and the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock (the "CERTIFICATE OF DESIGNATIONS"), including without limitation: (i) the right to convert or redeem any shares of Series C Stock, (ii) the right to receive dividends, (iii) the right to purchase additional shares of Series C Stock from the Registrant, and (iv) the right to participate, through a right of first refusal, in certain future financings of the Registrant. A copy of the press release disclosing the Repurchase is filed herewith as Exhibit 99.2.

3. On October 28, 1999, the Registrant also announced that on October 26, 1999 it filed an action against both HFTP Investments, LLC ("HFTP"), an affiliate of Promethean Investment Group, LLC ("PROMETHEAN"), and Promethean in the United States District Court for the Southern District of New York entitled ARIAD PHARMACEUTICALS, INC. V. PROMETHEAN INVESTMENT GROUP, LLC AND HFTP INVESTMENTS, LLC, C.A. No. 99-Civ-10794, alleging (i) violations of the federal securities laws by Promethean and HFTP, including insider trading and stock manipulation through short sales of the Registrant's common stock, (ii) breach of contract, and (iii) breach of the covenant of good faith and fair dealing. At the time that the action was filed, the Registrant was in negotiations to repurchase 3,000 shares of Series C Stock held by HFTP. The Registrant is seeking an order enjoining Promethean and HFTP from further trading in the Registrant's common stock and damages in an amount to be determined at trial. Also on October 26, 1999, HFTP filed an action against the Registrant in the Chancery Court of the State of Delaware entitled HFTP INVESTMENTS, LLC V. ARIAD PHARMACEUTICALS, INC., C.A. No. 17501NC, principally alleging breach of contract by the Registrant for failure to recognize and




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effectuate the conversion by HFTP of 612 shares of Series C Stock into 1,078,038 shares of the Registrant's common stock. HFTP is seeking an order requiring the issuance of such shares and unspecified damages.

         On November 1, 1999, HFTP filed a motion to amend and supplement its complaint to include an allegation of breach of contract for the anticipated failure by the Registrant to honor a right of redemption that HFTP attempted to exercise on November 1, 1999 with respect to 650 shares of Series C Stock. HFTP also alleges that Registrant will refuse to honor any additional redemptions of Series C Stock attempted by HFTP. Based on these new allegations, HFTP seeks damages in the amount of $2,403,256.50 for the redemption right that it has attempted to exercise, plus additional amounts for any redemptions that are refused by Registrant in the future. Thereafter, HFTP attempted to exercise its right of redemption with respect to 170 shares of Series C Stock on November 2, 1999, with respect to 1,474 shares of Series C Stock on November 3, 1999 and with respect to its remaining 94 shares of Series C Stock on November 4, 1999, demanding a total cash payment of $6,644,724.13 with respect thereto. The Registrant has not converted or redeemed any shares of its outstanding preferred stock held by HFTP and has filed a motion to dismiss or stay the action filed by HFTP in the Chancery Court of the State of Delaware.

         On November 8, 1999, the Registrant amended its complaint against HFTP and Promethean in the action pending before the United States District Court for the Southern District of New York, principally seeking (i) to enjoin Promethean and HFTP from further artificially manipulating the price of ARIAD common stock and trading in ARIAD common stock on the basis of material non-public information, (ii) to rescind the purchase by HFTP of the 3,000 shares of Series C Stock, (iii) to obtain a judicial determination that Promethean and HFTP have breached, and that the Registrant has complied with, the Securities Purchase Agreement and the Certificate of Designations, and (iv) to obtain a judicial declaration that HFTP is not entitled to convert or redeem any shares of Series C Stock under the Securities Purchase Agreement and the Certificate of Designations. A copy of the press release disclosing the initiation of the litigation between the Registrant and HFTP and Promethean is filed herewith as
Exhibit 99.2.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of businesses acquired.  Not applicable.

(b)   Pro forma financial information. Not applicable.

(c)   Exhibits.

                  Exhibit
                    NO.                     DESCRIPTION
                  -------                   -----------

                    99.1            Press Release, dated October 12, 1999.

                    99.2            Press Release, dated October 28, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        ARIAD PHARMACEUTICALS, INC.


Dated:  November 10, 1999               By: /s/ Jay R. Lamarche
                                            -------------------------
                                            Jay R. LaMarche
                                            Executive Vice President







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                                  EXHIBIT INDEX




EXHIBIT NO.                             DESCRIPTION
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   99.1                    Press Release, dated October 12, 1999.

   99.2                    Press Release, dated October 28, 1999.







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